Exhibit 99.2

J.P. Morgan Healthcare Conference JANUARY 13, 2025 This non - promotional presentation contains investigational data as well as forward - looking statements; actual results may vary m aterially.

2 Strategy & Business Update J.P. Morgan Healthcare Conference 2025 Leonard S. Schleifer, MD, PhD Co - Founder, Board Co - Chair, President & Chief Executive Officer

3 Note regarding forward - looking statements This presentation includes forward - looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc . ("Regeneron" or the "Company"), and actual events or results may differ materially from these forward - looking statements . Words such as "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate," variations of such words, and similar expressions are intended to identify such forward - looking statements, although not all forward - looking statements contain these identifying words . These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of products marketed or otherwise commercialized by Regeneron and/or its collaborators or licensees (collectively, "Regeneron's Products") and product candidates being developed by Regeneron and/or its collaborators or licensees (collectively, "Regeneron's Product Candidates") and research and clinical programs now underway or planned, including without limitation EYLEA HD ® (aflibercept) Injection 8 mg, EYLEA ® (aflibercept) Injection, Dupixent ® (dupilumab) Injection, Libtayo ® (cemiplimab) Injection, Praluent ® (alirocumab) Injection, Kevzara ® (sarilumab) Injection, Evkeeza ® (evinacumab) Injection, Veopoz (pozelimab) Injection, Ordspono (odronextamab), itepekimab, fianlimab, garetosmab, linvoseltamab, Regeneron's other oncology programs (including its costimulatory bispecific portfolio), REGN 5713 - 5715 , nexiguran ziclumeran (Nex - z, NTLA - 2001 ), REGN 1908 - 1909 , mibavademab, DB - OTO, Regeneron's and its collaborators' earlier - stage programs, and the use of human genetics in Regeneron's research programs ; the likelihood and timing of achieving any of the anticipated milestones discussed or referenced in this presentation ; safety issues resulting from the administration of Regeneron's Products and Regeneron's Product Candidates in patients, including serious complications or side effects in connection with the use of Regeneron's Products and Regeneron's Product Candidates in clinical trials ; the likelihood, timing, and scope of possible regulatory approval and commercial launch of Regeneron's Product Candidates and new indications for Regeneron's Products, such as those listed above ; the extent to which the results from the research and development programs conducted by Regeneron and/or its collaborators may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval ; ongoing regulatory obligations and oversight impacting Regeneron's Products, research and clinical programs, and business, including those relating to patient privacy ; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron's ability to continue to develop or commercialize Regeneron's Products and Regeneron's Product Candidates ; competing drugs and product candidates that may be superior to, or more cost effective than, Regeneron's Products and Regeneron's Product Candidates (including biosimilar versions of Regeneron's Products) ; uncertainty of the utilization, market acceptance, and commercial success of Regeneron's Products and Regeneron's Product Candidates and the impact of studies (whether conducted by Regeneron or others and whether mandated or voluntary) or recommendations and guidelines from governmental authorities and other third parties on the commercial success of Regeneron's Products and Regeneron's Product Candidates ; Regeneron's ability to manufacture and manage supply chains for multiple products and product candidates ; the ability of Regeneron's collaborators, suppliers, or other third parties (as applicable) to perform manufacturing, filling, finishing, packaging, labeling, distribution, and other steps related to Regeneron's Products and Regeneron's Product Candidates ; the availability and extent of reimbursement of Regeneron's Products from third - party payors, including private payor healthcare and insurance programs, health maintenance organizations, pharmacy benefit management companies, and government programs such as Medicare and Medicaid ; coverage and reimbursement determinations by such payors and new policies and procedures adopted by such payors ; unanticipated expenses ; the costs of developing, producing, and selling products ; Regeneron's ability to meet any of its financial projections or guidance and changes to the assumptions underlying those projections or guidance ; the potential for any license or collaboration agreement, including Regeneron's agreements with Sanofi and Bayer (or their respective affiliated companies, as applicable), to be cancelled or terminated ; the impact of public health outbreaks, epidemics, or pandemics (such as the COVID - 19 pandemic) on Regeneron's business ; and risks associated with intellectual property of other parties and pending or future litigation relating thereto (including without limitation the patent litigation and other related proceedings relating to EYLEA), other litigation and other proceedings and government investigations relating to the Company and/or its operations (including the pending civil proceedings initiated or joined by the U . S . Department of Justice and the U . S . Attorney's Office for the District of Massachusetts), the ultimate outcome of any such proceedings and investigations, and the impact any of the foregoing may have on Regeneron's business, prospects, operating results, and financial condition . A more complete description of these and other material risks can be found in Regeneron's filings with the U . S . Securities and Exchange Commission . Any forward - looking statements are made based on management's current beliefs and judgment, and the reader is cautioned not to rely on any forward - looking statements made by Regeneron . Regeneron does not undertake any obligation to update (publicly or otherwise) any forward - looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise .

Differentiated technology platforms have delivered 4 ‘blockbuster’ products discovered by Regeneron Unprecedented research and discovery capabilities drive best - in - class pipeline of ~40 product candidates — Includes many near - term opportunities with potential to address therapeutic categories expected to exceed an aggregate of $220 billion in 2030 Regeneron Genetics Center ® has created the world’s largest DNA sequence - linked healthcare database. Large - scale proteomics - linked database underway — For drug discovery and development as well as healthcare analytics and management 4 Driven by science and innovation Note: Definitions for all acronyms and abbreviations in this presentation can be found on slide 41.

Driving long-term shareholder value creation

1 Continued strong execution across our in-line brands

Dupixent now treating over 1 million patients worldwide across 7 approved indications, with new indications expected in 2025

- COPD launch underway; potential U.S. launches for CSU and BP in 2025

EYLEA HD + EYLEA U.S. net product sales grew 1%* in 2024

- EYLEA HD pre-filled syringe submission completed; mid-2025 launch planned
- 2nd year of PHOTON and PULSAR data under FDA review (April 20 PDUFA)
- EYLEA HD FDA submissions for RVO and Q4W dosing planned for Q1 2025

LIBTAYO to be Regeneron's fourth 'blockbuster' product

- First immunotherapy to demonstrate statistically significant disease free survival benefit in high-risk adjuvant CSCC

2 Advancing our differentiated pipeline

Potential best-in-class opportunities across large and growing therapeutic categories

3 Positioning for the future with genetics, proteomics, & targeted medicine

Expanding the world's largest DNA sequence-linked healthcare database and empowering it with large-scale proteomics to prepare for the future of healthcare analytics & management

5

*Based on preliminary, unaudited results.

REGENERON

6 Continued growth and expansion in multiple Type 2 indications Q3 2024 Dupixent global net sales of $3.8B (+23% YoY), annualizing at over $15 billion This slide contains investigational indications for dupilumab that have not been approved by any regulatory authority. Approved in SEVEN indications globally Chronic spontaneous urticaria sBLA resubmitted (PDUFA April 18) Bullous pemphigoid sBLA submitted in Q4 2024 (pending FDA acceptance) >1 million patients on therapy globally Driving growth through increased penetration of biologic - eligible patients across all indications $3,226 $4,713 $6,668 $8,856 $7,653 $819 $1,485 $2,013 $2,733 $2,798 2020 2021 2022 2023 Q1 2024 - Q3 2024 First 9 months of 2024 Dupixent global net product sales , in $ Millions U.S. Int’l Sanofi records global net product sales of Dupixent

DUPIXENT® (dupilumab)

COPD launch underway in U.S.

Dupixent approved by FDA in late September 2024 as an add-on maintenance treatment of adult patients with inadequately controlled COPD and an eosinophilic phenotype

- Potential to address **~300,000 patients in the U.S.**
- **Top commercial and Medicare payers** authorized Dupixent coverage "to label" within first 90 days of approval
- **2025 Global initiative for Chronic Obstructive Lung Disease (GOLD) guidelines include Dupixent** as the only biologic recommended as treatment for COPD patients who continue to experience exacerbations after optimized inhaled therapy
- Launch efforts focused on **increasing awareness of Type 2 inflammation in COPD** among physicians and patients to drive momentum in 2025


Dupixent Coverage for COPD as of Jan 1, 2025
% Pharmacy-Benefit Lives
Commercial
14%
7%
79%
Medicare Part D
10%
3%
87%
PA to Label
Covered, Criteria Unknown
Undecided / Unknown

7

REGENERON®

$4,947 $5,792 $6,265 $5,720 $4,767 * $166 $1,201 2020 2021 2022 2023 2024 8 EYLEA HD + EYLEA U.S. net sales were ~$6 billion * in 2024, up 1% EYLEA HD + EYLEA remained the U.S. anti - VEGF category leader in 2024 *Based on preliminary, unaudited results. U.S. Net Product Sales, in $ Millions Goal to establish EYLEA HD as new standard of care for retinal diseases • Q4 2024 U.S. net product sales of $305M * • FY 2024 U.S. net product sales of $1.20B * comprised 20% of FY 2024 EYLEA + EYLEA HD net sales EYLEA remains #1 anti - VEGF treatment for retinal diseases • Q4 2024 U.S. net product sales of $1.19B * • FY 2024 U.S. net product sales of $4.77B * EYLEA HD EYLEA *

Strengthening EYLEA HD product profile in 2025

Delivering key enhancements to EYLEA HD product offering to further unlock ongoing launch

EYLEA HD® (aflibercept) Injection 8 mg

- Best-in-class efficacy and durability profile provide potential to become the new standard-of-care for retinal diseases
- Safety profile consistent with the established safety profile of EYLEA
- Long-term data from PHOTON and PULSAR extension studies and real-world experience continue to support differentiated profile

Planned for 2025

Convenient Administration

- Pre-Filled Syringe (PFS) submission completed; **U.S. launch anticipated by mid-2025**
- Same PFS device approved in Europe in 2024
- Strong physician preference; 95% of EYLEA administered via PFS

Addressing More Retinal Diseases

- Positive Phase 3 data in retinal vein occlusion (RVO) announced in December 2024
- RVO was ~17% of EYLEA sales in 2024
- **sBLA submission in Q1 2025**

Extended Dosing Intervals

- 2nd year of PHOTON and PULSAR data under FDA review (**April 20 PDUFA**)
- Potential to offer wAMD and DME patients the longest dosing interval (up to every-24-week dosing) of any approved anti-VEGF therapy

Maximizing Dosing Flexibility

- **sBLA submission in Q1 2025** for every-4-week dosing (Q4W) for wAMD, DME, and DR indications

Opportunity for EYLEA HD to have broadest indication set with greatest dosing flexibility in anti-VEGF category

9

REGENERON®

Key growth driver and foundational to oncology portfolio

LIBTAYO to become Regeneron's next internally-discovered drug to reach >$1B in annual net sales

Strong and consistent growth

- WW net sales $850M through 9 months of 2024 (+36% YoY)
- Expanding global commercial footprint

Advanced NSCLC

- One of two PD-1 antibodies FDA-approved for use in combination with chemotherapy irrespective of histology or PD-L1 expression levels
- Continuing to grow market share in monotherapy and in combination with chemotherapy

Advanced BCC

Advanced CSCC

- Leading anti-PD-1/L1 therapy in advanced CSCC and BCC

First and only immunotherapy to show a statistically significant disease-free survival benefit in high-risk CSCC in the adjuvant setting (KEYTRUDA® failed in this setting)



Libtayo global net product sales,
in $ Millions
First 9 months of 2024
$348M
$458M
$578M
$869M
$850M
2020
2021
2022
2023
Q1 2024 - Q3 2024
U.S.
Int'l

Prior to July 1, 2022, Sanofi recorded net product sales of Libtayo outside the United States. Included in these amounts for the years ended December 31, 2023 and 2022 is approximately $6 million and $34 million, respectively, of net product sales recorded by Sanofi in connection with sales in certain markets outside the United States (Sanofi recorded net product sales in such markets during a transition period).

10

REGENERON®

This slide contains investigational indications for cemiplimab that have not been approved by any regulatory authority.

Differentiated pipeline opportunities to potentially address categories expected to exceed $220 billion annually in 2030

Category	Product	Anticipated Launch Year	Indication(s)	Value Proposition
Eosinophilic COPD	Dupixent	2024	COPD with Type 2 inflammation	First and only biologic approved for eosinophilic COPD
COPD in former smokers	itepekimab	2026	COPD in former smokers	Potential first-in class opportunity to address up to 1 million former smokers with COPD globally
Non-melanoma skin cancers	Libtayo	2025-2026	Adjuvant CSCC	First and only immunotherapy to show a statistically significant DFS benefit in high-risk adjuvant CSCC
Solid tumors	fianlimab + Libtayo	2026 (Melanoma)	Melanoma, NSCLC, HNSCC	Emerging as a potentially differentiated treatment option in multiple solid tumors
Myeloma	linvoseltamab	2025 (3L+ MM only)	Multiple myeloma & pre-cursor conditions	Potentially best-in-class BCMA bispecific to disrupt current treatment paradigm in earlier lines
Lymphoma	odronextamab	2025 (3L+ FL only)	FL, DLBCL	Potentially best-in-class CD20 bispecific (in FL) to disrupt current treatment paradigm in earlier lines
Complement-mediated diseases	pozelimab + cemdisiran	2027 (gMG)	gMG, PNH, GA	Complete inhibition of C5 has potential to improve efficacy and convenience
Anticoagulants	REGN7508 & REGN9933	2028	Coagulation disorders	Potential to improve efficacy and safety relative to current standards of care
Obesity	trevogrumab ± garetosmab	2028	Obesity, T2DM	Potential to improve quality of weight loss when combined with GLP-1 therapy
Food allergy treatment	Dupixent + linvoseltamab	TBD	IgE-mediated food allergies	Groundbreaking approach to potentially reverse severe food allergy

11
REGENERON

12 Research & Pipeline Update J.P. Morgan Healthcare Conference 2025 George D. Yancopoulos, MD, PhD Co - Founder, Board Co - Chair, President & Chief Scientific Officer

Regeneron: A History of Relentless Innovation

Technological breakthroughs yield turnkey platforms that repeatedly deliver practice-changing medicines

1. **Pioneers in Soluble Receptors**



e.g. EYLEA, EYLEA HD, ARCALYST

2. **Antibody & Bispecific Leadership**

VELOCIMMUNE®
VELOCI-BI®
e.g. Dupixent, Libtayo, Praluent

3. **Genetics, Sequencing & Big Data**

VELOCIGENE®
RGC
Regeneron Genetics Center

4. **Novel Combination Modalities**



Technological Breakthroughs Have Delivered Commercial Blockbusters

- 12 FDA-approved or authorized medicines*, including 4 internally-discovered 'blockbusters'
- Pipeline of ~40 product candidates with significant commercial potential spanning many therapeutic areas
- World's largest and most diverse DNA sequence-linked healthcare database, for drug discovery and development, as well as healthcare analytics and management

Next Generation of Technological Breakthroughs Delivering Future Opportunities

- Silencing pathological genes in brain with siRNAs
- Combining antibodies with siRNAs
- Validating and combining two classes of bispecifics (xCD3s and xCD28s)
- Combining bispecifics with immune-regulating antibodies
- Using CRISPR to silence genes in the liver and correct genetic deficiencies
- Restoring hearing in profoundly deaf children

*REGEN-COV® (casirivimab and imdevimab) was previously authorized by the FDA under an Emergency Use Authorization during the COVID-19 pandemic until January 2022.

13
REGENERON®

14 This slide contains investigational drug candidates that have not been approved by any regulatory authority. Key 2025 clinical milestones to drive long - term shareholder value Opportunity to address areas of high unmet need in large commercial categories * In combination with LIBTAYO (cemiplimab) Itepekimab (IL - 33) • Pivotal Phase 3 data in former smokers with COPD Genetic Medicines • Pivotal Phase 3 data for pozelimab + cemdisiran in generalized myasthenia gravis • Proof - of - concept data from Phase 2 COURAGE study (semaglutide + myostatin ± activin - A) Obesity Fianlimab* (LAG - 3) • Pivotal Phase 3 data in 1L metastatic melanoma • Proof - of - concept data in 1L advanced NSCLC Factor XI • Initiate Phase 3 program after reporting positive proof - of - concept data in late December 2024

Itepekimab (IL-33): Regeneron's next innovation in COPD with pivotal results anticipated in 2H 2025

Building upon Dupixent's clinical success, potential for benefit in broader COPD population

RGC®
Regeneron Genetics Center

Our RGC found that IL-33 is genetically linked to COPD and asthma via risk-increasing variants and protective loss-of-function variants

IL-33 Loss-of-Function Protects From COPD (~20% Decreased Risk) and Gain of Function Increases Risk (Up to ~10% Increased Risk)

GOF genotypes that **increase** IL-33 signaling are associated with **higher** risk of COPD

LOF genotype that **decreases** IL-33 signaling is associated with **lower** risk of COPD



Genotype
P-value
1
0.091
2
0.001
3 and 4
0.002
LOF
0.005
0.75
0
1.15
IL-33 LOF genotype, lower COPD risk
IL-33 GOF genotypes, higher COPD risk

Phase 2 study showed overall reduction in exacerbations; post-hoc analysis informed Phase 3 trial design

Phase 3 AERIFY studies passed interim futility analysis in 2023; results expected in 2H 2025

Phase 2 COPD Trial Data

- Itepekimab showed overall reduction in exacerbations
- **Driven by 42% reduction in exacerbations** in former smokers vs placebo
- Itepekimab was generally well tolerated, with an acceptable safety profile
- Potential to address other respiratory indications



42%
reduction
2
1.5
1
.5
0
1.55
0.89
PLACEBO
ITEPEKIMAB

15

LOF: loss-of-function
GOF: gain-of-function

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Regeneron's oncology strategy: Using the immune system to defeat cancer with 5 classes of immunomodulatory agents

Regeneron has clinically validated these first 3 classes, several with potentially best-in-class clinical efficacy

T Cell checkpoint inhibitors
LIBTAYO: anti-PD1
Fianlimab: anti-LAG3

Designed to overcome T cell suppression

Signal 1
CD3
Bispecifics

Designed to link killer T cells with cancer cells

Signal 2
Costimulatory
Bispecifics

Activating killer T cells via costimulation

Earlier-stage Programs

Signal 3
(e.g., Targeted Cytokines)

Designed to selectively recruit immune cells to the tumor microenvironment

Antibody Drug Conjugates

Designed to directly and selectively kill tumor cells

- **REGN has clinically validated the first 3 classes**
- **Can be used across multiple tumor types and in combination**

Indication areas of focus

Hematological
Lymphomas, Myelomas, Myeloid malignancy

Lung Cancer
NSCLC; potential for SCLC

Dermato-Oncology
CSCC; BCC; Melanoma

Genitourinary
Prostate; RCC; potential for bladder

Gyn-Onc
Ovarian; endometrial; cervical

GI
CRC; esophageal / gastric; HCC

HNSCC

16

REGENERON

Unique flexibility of internally-developed oncology pipeline drives potential for novel and differentiated combinations


Linvoseltamab (BCMAxCD3)
Linvoseltamab (BCMAxCD3) Cemiplimab (PD-1)
Odronextamab (CD20xCD3)
Odronextamab (CD20xCD3) Cemiplimab (PD-1)
PSMAxCD3
PSMAxCD3 Cemiplimab (PD-1)
Ubamatamab (MUC16xCD3)
Ubamatamab (MUC16xCD3) Cemiplimab (PD-1)
"Signal 1" CD3 Bispecific Antibodies
Cemiplimab (PD-1)
Fianlimab (LAG-3) Cemiplimab (PD-1)
Vidutolimod (TLR9a) Cemiplimab (PD-1)
BNT116 Cemiplimab (PD-1)
Other Immuno-Modulating Agents
Odronextamab (CD20xCD3) CD22xCD28
Linvoseltamab (BCMAxCD3) CD38xCD28
PSMAxCD3 Nezastomig (PSMAxCD28)
Ubamatamab (MUC16xCD3) MUC16xCD28
PD-1 Inhibitor
"Signal 3" Immuno-Cytokines
PD1-IL2Ra-IL2
Adoptive T-Cell Therapies
MUC16 CAR-T
MUC16 CAR-T Cemiplimab (PD-1)
"Signal 2" CD28 Bispecific Antibodies
EGFRxCD28 Cemiplimab (PD-1)
MUC16xCD28 Cemiplimab (PD-1)
Nezastomig (PSMAxCD28)
Nezastomig (PSMAxCD28) Cemiplimab (PD-1)
Tumor-Targeted (Biparatopics) Bispecific Antibodies
Davutamig (METxMET)

17

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

First immunotherapy to show statistically significant benefit in DFS in high-risk adjuvant Cutaneous Squamous Cell Carcinoma (CSCC)

LIBTAYO (cemiplimab-rwlc)

LIBTAYO (anti-PD1) in CSCC

LIBTAYO's leading position in metastatic CSCC, together with the recent failure of KEYTRUDA® in adjuvant CSCC, position Regeneron for continued leadership in non-melanoma skin cancer

Phase 3 Trial Design
(Double-blind)

Surgery, with high-risk features on surgical pathology report → Completion of post-operative RT → R 1:1 (N=415 enrolled)

- **Cemiplimab** 350 mg IV Q3W for 12 weeks → **Cemiplimab** 700 mg IV Q6W for 36 weeks
- **Placebo** IV Q3W for 12 weeks → **Placebo** IV Q6W for 36 weeks

Primary Endpoint:

Disease Free Survival (DFS)
Time from randomization to disease recurrence or death

Secondary Endpoints:

- Freedom from locoregional recurrence
- Freedom from distant metastases
- Cumulative occurrence of Second Primary Tumors (SPTs)
- Overall Survival (OS)
- Safety and tolerability
- PK and Immunogenicity

Topline Results

At the first pre-specified interim analysis for DFS, adjuvant LIBTAYO demonstrated a 68% reduction in the risk of disease recurrence or death, compared to placebo

HR: 0.32 (0.20, 0.51) $p < 0.0001$

Safety profile generally consistent with what has been established in other cemiplimab monotherapy studies

Anticipate presenting full results at a medical meeting this year

Global regulatory submissions planned for this year

18

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Combining two potentially best-in-class checkpoint inhibitors: Fianlimab (anti-Lag3) & LIBTAYO (anti-PD1) in 1L metastatic melanoma*

Emerging as potentially differentiated treatment option for 1L metastatic melanoma

Table depicts randomized Phase 3 data for four FDA-approved treatments as well as pooled, post-hoc data from three independent cohorts from initial trial of fianlimab + cemiplimab; there are no randomized, head-to-head clinical trials between these products. Study data being provided for descriptive purposes only. Caution is advised when drawing conclusions based on cross-trial comparisons.

	Pembrolizumab (anti-PD-1) KEYNOTE-006 n=277 (Q3W regimen)	Nivolumab (anti-PD-1) RELATIVITY-047 n=359	Ipilimumab (anti-CTLA-4) + nivolumab CHECKMATE-067 n=314	Relatlimab (anti-LAG3) + nivolumab (anti-PD1) RELATIVITY-047 n=355	Fianlimab + cemiplimab pooled POC cohorts (n=98)
Efficacy – ORR	33%	33%	50%	43%	57%
Efficacy – CR	6%	14%	9%	16%	25%
Efficacy – PR	27%	18%	41%	27%	33%
mPFS	4.1 mo	4.6 mo	11.7 mo	10.1 mo	mPFS: 24 mo (KM estimate)
mOS	Not Reached	34.1 mo	Not Reached	Not Reached	OS: Not Reached
Safety – All TRAE	73%	70%	96%	81%	81%
Safety – Grade 3-4 TRAE	10%	10%	59%	19%	23%
Follow up	OS: final analysis with an additional FU of 9 mo	At the time of the final OS analysis	Minimum FU: 9 mo for ORR, 28 mo for PFS, 48 mo for OS	At the time of the final OS analysis	Median FU: 23 mo
Source	KEYTRUDA U.S. FDA PI; Robert et al., 2015 NEJM	OPDUALAG U.S. FDA PI; Tawbi et al., 2022 NEJM	YERVOY & OPDIVO U.S. FDA PI; Wolchok et al., 2017 NEJM	OPDUALAG U.S. FDA PI; Tawbi et al., 2022 NEJM	ESMO 2024 Data

*This slide contains data for the unapproved combination fianlimab + cemiplimab. All other products listed are FDA-approved therapies. There are no randomized, head-to-head clinical trials between these products. Study data being provided for descriptive purposes only. Caution is advised when drawing conclusions based on cross-trial comparisons.

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

19

REGENERON

Advancing Fianlimab (anti-Lag3) & LIBTAYO (anti-PD1) combination in Melanoma and across several solid tumor cancers

Combining two potentially "best-in-class" checkpoint inhibitors: Fianlimab (anti-LAG-3) & LIBTAYO (cemiplimab, anti-PD-1) – potential for differentiated efficacy and safety vs. current standard-of-care

		Phase 1 / Phase 2 / Phase 3
Melanoma	1L Metastatic Melanoma *(vs. pembrolizumab)*	Enrolling – Pivotal data in 2H 2025 (Phase 3)
	1L Metastatic Melanoma *(vs. nivolumab+relatlimab)*	Enrolling (Phase 3)
	Adjuvant Melanoma	Enrolling (Phase 3)
	Perioperative Melanoma	Enrolling (Phase 2)
NSCLC	Advanced NSCLC	Enrolling – Initial data 1H25 (Phase 2)
	Perioperative NSCLC	Enrolling (Phase 2)
Other solid tumors	Perioperative HCC	Enrolling (Phase 2)
	1L HNSCC *(PD-L1+; HPV+ and HPV-)*	Initiating 2025 (Phase 2)
	Perioperative HNSCC	Initiating 2025 (Phase 2)

Dual LAG-3 and PD-1 blockade may provide enhanced immune activation vs. anti-PD-1 alone


APC
REGN3767
(Anti-LAG-3)
LAG-3
pMHC II
PD-L1
RE-ACTIVATED
T-CELL
pMHC I
TCR
DYING
CANCER
CELL
PD-L1
PD-1
cemiplimab-rwlc
(Anti-PD-1)
PD-1
cemiplimab-rwlc
(Anti-PD-1)

20

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Pipeline of CD28 costimulatory bispecifics progressing

	Dose Escalation	Proof-of-Mechanism	Dose Expansion	Status / Next Steps	Combined with: Checkpoint Inhibitors	Combined with: xCD3 bispecifics
Nezastomig (PSMAxCD28) Prostate Cancer; RCC	Data expected in 2025			Enrolling monotherapy and combination cohorts	Cemiplimab	PSMAxCD3
EGFRxCD28 Solid Tumors	Data expected in 2025			Expansion cohorts (NSCLC, HNSCC, CSCC, CRC) in combination with cemiplimab and with chemotherapy now enrolling	Cemiplimab	
MUC16xCD28 Ovarian Cancer				Expansion cohorts in combination with cemiplimab expected to initiate in 2025; enrolling dose escalation with ubamatamab	Cemiplimab	Ubamatamab (MUC16xCD3)
CD22xCD28 DLBCL				Enrolling dose escalation cohorts		Odronextamab (CD20xCD3)
CD38xCD28 MM				Enrolling dose escalation cohorts		Linvoseltamab (BCMAxCD3)

21

REGENERON

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Regeneron's differentiated CD3 bispecifics


Granzymes and Perforin
Cancer Cell
TCR receptor with CD3 component
MHC
Lysis
Engaged T Cell
Inflammatory cytokines
T Cell Receptor/ CD3
Tumor-specific target

ORDSPONO (odronextamab, CD20xCD3)
Non-Hodgkin lymphoma (NHL)

Regeneron's first approved bispecific antibody (in EU) in relapsed/refractory (R/R) follicular lymphoma (FL) and diffuse large B-cell lymphoma (DLBCL)

80% ORR / 73% CR in r/r FL

Highest response rate observed in the class in this late-line setting

Approved in Europe in 2024

Enrollment underway for confirmatory study to support BLA resubmission for FL

BLA resubmission planned for Q1 2025

LINVOSELTAMAB (BCMAxCD3)
Multiple myeloma (MM)

Linvoseltamab has the potential to be the best-in-class BCMAxCD3 bispecific with its differentiated clinical profile, dosing, and administration

71% ORR / 50% CR in r/r MM†

Nearly double the CR rate of other bispecifics at similar follow-up

Third-party fill/finish manufacturer currently in compliance

BLA recently resubmitted: FDA approval anticipated by mid-2025

Differentiated Phase 3 programs in earlier lines of therapy using monotherapy and novel combinations underway for both ORDSPONO and linvoseltamab

† Median follow up of 14 months

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

22

REGENERON®

Broad ORDSPONO phase 3 program currently enrolling patients, including in earlier lines of FL and DLBCL

Ordspono™ (odronextamab)

Monotherapy efficacy in late lines supports differentiated approach using monotherapy and novel combinations in earlier lines

	Line of therapy U.S. treated population	Study	Phase 1 / Phase 2 / Phase 3
Follicular Lymphoma Incidence: U.S. ~13,100 WW ~120,000	**Third line+** ~1,900	**ELM-2*** (odro mono, pivotal)	Phase 2
	Second line ~4,100	**OLYMPIA-5*** (odro-lenalidomide vs. rituximab-lenalidomide)	Phase 3
	First line ~11,300	**OLYMPIA-1** (**odro mono** vs. R-CHOP)	Phase 3
	First line ~11,300	**OLYMPIA-2** (odro-chemo vs. R-chemo)	Phase 3
DLBCL Incidence: U.S. ~31,000 WW ~163,000	**Third line+** ~3,600	**ELM-2*** (odro mono, pivotal)	Phase 2
		ATHENA-1 (odro-CD22xCD28)	FIH, Phase 1
		CLIO-1 (odro-cemiplimab)	Phase 1
	Second line ~8,600	**OLYMPIA-4** (odro vs. SOC)	Phase 3
	First line ~27,000	**OLYMPIA-3** (odro-CHOP vs. R-CHOP)	Phase 3

Now approved in Europe for R/R FL and DLBCL

BLA resubmission for R/R FL planned for Q1 2025

Exploring differentiated combinations (with CD22xCD28)

Advancing to earlier lines of therapy

Incidence – new cases diagnosed annually.
* Also investigating patients with marginal zone lymphoma (MZL)

This slide contains investigational drug candidates that have not been approved by U.S. FDA

23

REGENERON®

Recent data from safety lead-in portion of Ph3 Olympia-1 Trial
>>>Odronextamab monotherapy: 12 of 12 complete responses in 1L FL

ASH 2024 UPDATE

Unprecedented ORR in late-line setting provides confidence for monotherapy approach in earlier lines; Phase 3 OLYMPIA-1 trial designed to explore novel, chemotherapy-free, fixed-duration treatment in an outpatient setting in 1L FL

OLYMPIA-1 study design

Part 1
Safety lead-in
N=12–32

- Adults with previously untreated FL Grade 1–3a*
- FLIPI score 3–5
- ECOG PS 0–2
- Indication for treatment based on GELF criteria

Part 2
Randomized
N~446



Odronextamab administration (≤30 months, IV, 21-day cycles)
Untreated
FL Grade 1–3a
FLIPI score 0–5
1:1 Randomization
Odronextamab induction
Odronextamab maintenance
Cycle 1 (step-up)
0.7/4/20 mg
Cycle 2–4
D1, 8, 15
80 mg
Cycle 5
D8
160 mg
Cycle 6
D1, 15
160 mg
Maintenance
12 doses given Q8W in patients
160 mg
No mandated hospitalization
Rituximab–chemotherapy induction
Rituximab maintenance
Cycle 1–6
D1
Maintenance
12 doses given Q8W in patients
Rituximab 375mg + CVP/CHOP/Benda
R 375mg
No mandated hospitalization

Primary endpoints (Part 1)
- DLT incidence
- TEAEs

Secondary endpoints (Part 1)
- ORR by local investigator
- PK and immunogenicity

Ordspono has the potential to address early-stage lymphoma patients **with or without chemotherapy**

Part 1 efficacy summary†

Best overall response, n (%)*	N=12
ORR	12 (100.0)
CR	12 (100.0)
PR	0
SD	0
PD	0

- Median duration of follow-up was 3.1 months (95% CI 2.8–5.6)

Safety

- No patients experienced a DLT
- The most common treatment emergent adverse events (TEAEs) were cytokine release syndrome (CRS; 62%, all cases were Gr1), diarrhea (46%) and rash (39%)
- Infections occurred in 39% of patients (15% Gr3)
- There were no reports of tumor lysis syndrome (TLS) or immune effector cell associated neurotoxicity syndrome (ICANS)

*Investigator assessed; †Only includes patients who had a response assessment.

24

REGENERON®

Within the BCMA bispecific class, linvoseltamab emerging with differentiated and compelling clinical profile in r/r multiple myeloma

There are no randomized, head-to-head clinical trials between these products. Study data being provided for descriptive purposes only. Caution is advised when drawing conclusions based on cross-trial comparisons.

	Teclistamab - *FDA Approved* (per U.S. FDA Prescribing Information§; n=110)	**Elranatamab** - *FDA approved* (per U.S. FDA Prescribing Information§; n=97)	**Linvoseltamab** – *Not FDA approved* (per LINKER-MM1 primary analysis*; n=117)
Efficacy	ORR 62% sCR + CR 28% Follow-up 7.4-months among responders	ORR 58% sCR + CR 26% Follow-up 11.1-months among responders	200mg dose ORR 71% sCR + CR 46% Follow-up 11.0-months all patients
Safety Not full safety profile. Please refer to U.S. FDA prescriber information and Regeneron's disclosures for further details	CRS: G1 50%, G2 21%, G3+ 0.6% ICANS 6% CRS median time to onset: 2 days median duration: 2 days	CRS: G1 44%, G2 14%, G3+ 0.5% ICANS 3% CRS median time to onset: 2 days median duration: 2 days	200mg dose CRS: G1 35%, G2 10%, G3+ 1.0% ICANS 8% CRS median time to onset: 1 day median duration: within 1 day
Hospitalization, Administration & Dosing schedule	x 6 days 3 X 48-hr hospitalization requirements during step-up dosing (over initial **~9 days**) **Subcutaneous** (by HCP only) QW → Q2W Week 1 - 6 months → 6+ months (CR+ only)	x 3 days 1 X 48-hr + 1 X 24-hr hospitalization requirements during step-up dosing (over initial **~5 days**) **Subcutaneous** (by HCP only) QW → Q2W Weeks 1-24 → Week 25+ for responders	x 2 days 1 X 24-hrs in W1 + 1 x 24-hrs in W2; Hospitalized for 1 day during step-up dosing on **Day 1 & Day 8**† **Intravenous** (Week 3+ = 30-min‡) QW → Q2W → Q4W Weeks 1-14 → Weeks 15-23 → Week 24+ if VGPR+

25

* Data source: Jagannath, S. *Linvoseltamab, a B-cell maturation antigen-targeted T-cell-engaging bispecific antibody in patients with relapsed or refractory multiple myeloma, including difficult-to-treat subgroups*, AACR 2024
§ US PI as of April 2024 † Per Protocol. ‡ 30-min as long as patient tolerability allows; discretion at Day 8.

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Broad linvoseltamab development program to evaluate monotherapy and simplified combinations in earlier stages of disease

Unprecedented late-line responses rates provide confidence to explore monotherapy and novel combinations in earlier disease settings to simplify treatment approaches

	Line of therapy U.S. treated population	Study	Phase 1 / Phase 2 / Phase 3
Multiple Myeloma Incidence: U.S. ~35,000 WW >176,000	**Third line+** ~4,000 in 4L+/ ~8,000 in 3L	**LINKER-MM3**§ (Linvo vs. EPd)	Phase 3
		LINKER-MM1 (Linvo mono)	FIH/Phase 1/2
		(Linvo + CD38xCD28)	FIH/Phase 1/2
	Second line ~16,000	**LINKER-MM2** (cohorts of Linvo + SOC / novel therapies)	Phase 1
	First line ~30,000	**LINKER-MM4** (Linvo mono)	Phase 1/2
		Studies in maintenance, transplant ineligible, transplant eligible	Phase 3s planned
Multiple Myeloma Precursor Conditions	**High Risk (HR) Smoldering MM**	**Study 2256** (Linvo mono)	Phase 2
	HR MGUS / non-HR Smoldering MM	**LINKER-MGUS1** (Linvo mono)	Phase 2
AL Amyloidosis Incidence: U.S. ~4,500	**Second line+**	**LINKER-AL2** (Linvo mono)	Phase 1/2

BLA resubmitted, approval anticipated by mid-2025

Exploring differentiated combinations (with CD38xCD28)

Advancing to earlier lines of therapy

U.S. Epidemiology MM Precursor Conditions
(clinically detected cases only, actual population may be higher; estimates not as well-characterized as MM)

HR SMM, incidence:	1,200 – 1,600
Non-HR SMM, incidence:	3,000 – 3,500
HR MGUS, prevalence*:	11,000 – 19,000

§Linvoseltamab mono vs. EPd (Elotuzumab + Pomalidomide + dexamethasone); 3L+ in the U.S.; earlier line of therapy eligible in some geographies based on regional SOC
Incidence – new cases diagnosed annually. *Prevalence provided instead of incidence as MGUS is a slow progressing disease.

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

26

REGENERON®

Two-pronged approach to anticoagulation offers potential for improved blood clot prevention and lower bleeding risk

Two Factor XI antibodies advancing to pivotal trials in 2025: REGN7508 (catalytic domain) and REGN9933 (A2 domain)

Current market for thrombosis disorders:

- Existing SoC includes LMWH, DOAC's and aspirin, including $20 billion SPAF market
- Challenges with existing SoC include:
  - Factor Xa effectively reduce thrombotic events, but carry elevated risk of bleeding
  - Utilization rate for DOAC's in SPAF is only ~50%, mainly due to bleeding risk

Future vision: Factor XI Ab's

- More specific inhibition of the intrinsic coagulation pathway
- Two FXI antibodies may address unmet need in thrombosis prevention, with unique profiles[1]:
  - **REGN7508 mimics FXI deficiency:** improved anticoagulation vs. SoC
  - **REGN9933 mimics FXII deficiency:** low bleeding risk may enable broader usage

Genetic data:

- **FXI deficiency[2]:** trend toward reduced risk of MI, stroke with minimal increased bleeding risk
- **FXII deficiency:** no increased bleeding risk

Mechanism of Action for Factor XI Ab's



Intrinsic Coagulation Pathway
Charged surfaces, RNA/DNA, and polyphosphates
REGN7508
Mimics FXI deficiency
fXII
REGN9933
Mimics FXII deficiency
fXI
Extrinsic Coagulation Pathway
Tissue factor from injury
fIX
fVII
fVIII
fX
Common Pathway
Amplification
fII
(thrombin)
Fibrin

[1]Based on maximal aPTT prolongation in human plasma; aPTT - activated Partial Thromboplastin Time – an assay measuring activity of the coagulation pathway; Chalothorn D, et al., THSNA 2024 poster
[2]Sharman Moser S, et al., The Association between Factor XI Deficiency and the Risk of Bleeding, Cardiovascular, and Venous Thromboembolic Events. Thromb Haemost. 2022. doi: 10.1055/s-0041-1735971

27

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Regeneron’s Factor XI antibodies: Potential for maximal anti-coagulation with minimal bleeding

Positive proof-of-concept data for REGN7508 (catalytic) and REGN9933 (A2) announced in December 2024

Preclinical aPTT Screening Results of REGN Antibodies and Competitor FXI Agents



REGN antibodies expected to have different profiles:
REGN7508: increased anticoagulation activity vs. competing agents
REGN9933: comparable anticoagulation activity to competing agents with lower bleed risk
Small molecules require much higher concentration to reach similar anticoagulation activity, increasing risk of off-target effects
2.0-fold aPTT
aPTT ratio
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
-8.5
-8.0
-7.5
-7.0
-6.5
-6.0
-5.5
-5.0
-4.5
-4.0
Log[M] of FXI inhibitor
(clinically relevant concentrations for mAbs and small molecules indicated above)
FXI Catalytic domain antibodies
REGN7508
mAb competitor #1
mAb competitor #2
FXI A2 domain antibody
REGN9933
FXI small molecules
SM Competitor #1
SM Competitor #2

Therapy	Target	VTE Rate*	Initiation of dosing (hrs)
REGN7508	FXI (catalytic)	7%	12-24 postop
REGN9933	FXI (A2)	17%	12-24 postop
Enoxaparin	Multiple	21%	12-24 postop
Apixaban	FXa	12%	12-24 postop
Historical Control (pbo)	N/A	48%[1]	N/A

PoC data support advancing both antibodies into a broad Phase 3 development program in multiple coagulation disorders and in patients with different risk factors for bleeding

Phase 3 trials expected to initiate in 2025

*Results from ROXI-VTE I (REGN9933, apixaban) and ROXI-VTE II (REGN7508); enoxaparin VTE rate pooled across both studies

[1]Fuji T, Fujita S, Tachibana S, Kawai Y. A dose-ranging study evaluating the oral factor Xa inhibitor edoxaban for the prevention of venous thromboembolism in patients undergoing total knee arthroplasty. J Thromb Haemost. 2010 Nov;8(11):2458-68. doi: 10.1111/j.1538-7836.2010.04021.x. PMID: 20723033.

28

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Regeneron's approach to obesity: novel combinations with leading medicines aim to improve quality of weight loss

GLP-1 based therapies, such as semaglutide (sema) and tirzepatide, are emerging as standards of care for weight loss; however, up to 40% of weight loss from these agents is due to decreases in muscle mass[1]

Near-Term Obesity Assets

		Rationale	Program status
GLP-1 / GIP-based therapy	+ α-MSTN + α-ACT-A	Improving **quality of weight loss** by preserving lean muscle during weight loss	Phase 2 study of semaglutide with **trevogrumab** (anti-myostatin) **± garetosmab** (anti-activin A)
	+ LEPR	Improving **maintenance of weight loss** following GLP-1/GIP discontinuations	Phase 2 study testing combinations of tirzepatide ± **mibavademab** (LLY-run)

Initial data from both Phase 2 proof-of-concept studies in obesity are expected in 2H 2025

Adding myostatin blockade to semaglutide leads to greater fat loss and less muscle mass loss compared to semaglutide monotherapy in obese non-human primates[2]



Change in Body Weight through 20 Weeks
Semaglutide Dosing
Antibody Dosing
Body Weight (% change)
Week
Change in Body Composition at Week 20 measured by DXA
Muscle mass loss/gain
Fat mass loss/gain
Average change from baseline (g)
Muscle mass gain
Less muscle mass lost
More fat mass lost
More fat mass lost
Vehicle
Sema
Sema + α-MSTN
Sema + α-MSTN + α-ACT-A
Vehicle
Sema
Sema + α-MSTN
Sema + α-MSTN + α-ACT-A

29

[1]Wilding, Diabetes Obes Metab, 2022; PMID: 35441470, [2]Mastaitis J, et al. Manuscript in preparation and ADA 2023 presentation, n=10 per arm; DXA: dual-energy X-ray absorptiometry measurement

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Obesity Phase 2 study fully enrolled; primary analysis expected to read-out in 2H 2025

Phase 2 study to investigate if addition of trevogrumab (anti-myostatin) to semaglutide with and without garetosmab (anti-activin A) improves the quality of weight loss and/or improves maintenance of weight loss post semaglutide discontinuation

Phase 2 General Obesity Trial Design (Part B)

Randomized (1:1:1:1:1:1:1:1) double-blind, active controlled trial



PERIOD 1
(weight loss phase)
PERIOD 2
(weight maintenance phase)
-2 WEEK
DAY 1
WEEK 26
WEEK 52
FOLLOW UP
Primary Endpoints
Secondary Endpoints
A0
A1
PBO RUN-IN
SEMA SC + PLACEBO SC + PBO IV
PBO SC
α-MSTN HIGH DOSE SC
A0
A1
B0
B1
PBO RUN-IN
SEMA SC + α-MSTN LOW DOSE SC + PBO IV
PBO SC
α-MSTN HIGH DOSE SC
B0
B1
C0
C1
PBO RUN-IN
SEMA SC + α-MSTN HIGH DOSE SC + PBO IV
PBO SC
α-MSTN HIGH DOSE SC
C0
C1
D0
D1
PBO RUN-IN
SEMA SC + α-MSTN HIGH DOSE SC + α-ACT-A IV
PBO SC
α-MSTN HIGH DOSE SC
D0
D1

Primary Endpoints:

- % change in body weight from baseline at week 26
- % change in total fat mass from baseline at week 26

Key Secondary Endpoint:

- % change in muscle mass from baseline at week 26

30

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Leveraging decades of expertise to develop a robust pre - clinical obesity and cardiometabolic pipeline 31 Our next wave of therapeutics focuses on GLP1 - independent mechanisms and targeting muscle growth and improved metabolism Goal: To bring next - generation muscle and/or neuro - targeted therapies (androgens, siRNAs, gene therapies) to patients as the next cornerstone of healthy weight management therapy Opportunity to combine novel, first - in - class muscle and/or neuro - targeting agents with appropriate weight loss interventions to provide benefit to distinct patient populations Goal: To provide the best suite of antibody + GLP1 combination therapies – either as co - formulations or ‘unimolecular’ solutions – to improve quality of weight loss and long - term health outcomes Our first wave of therapeutics focuses on improving GLP1 - based weight loss by preserving muscle

32 Novel treatment approach for potentially reversing severe allergy: Linvoseltamab (BCMAxCD3) plus Dupixent (anti - IL4R α ) This slide contains investigational drug candidates that have not been approved by any regulatory authority. Linvoseltamab and Dupixent regimen has the potential to eliminate IgE: potential groundbreaking approach for controlling severe allergy • Initial Data : A 20 - year - old male with mild asthma, allergic rhinitis, atopic dermatitis and multiple severe IgE - mediated food allergies with documented recurrent anaphylaxis, ER visits and hospitalizations, which have significantly impacted his quality of life • Safety : no unexpected adverse events to - date Clinical trial with the two - drug regimen in patients with severe food allergies is ongoing; Additional patients enrolled with data updates anticipated in 2025 Induction with short course (4 doses) of low - dose linvoseltamab led to rapid and profound (~90%) reduction in IgE with combined approach Immunoglobulin E (IgE) is the key driver of allergic reactions, such as food allergies; long - lived plasma cells consistently produce IgE ~90% reduction in IgE levels in Severe Food - Allergic Patient #1 Dupixent run - in Ongoing Dupixent 2500 IU/mL - 101 2000 1500 1000 500 0 1 8 15 22 25 29 36 43 Linvoseltamab dose administered Day Day Reference range of normal IgE Dupixent dosing initiated

World-class Regeneron Genetic Medicines (RGM) Program

RGM builds and utilizes ‘turnkey’ therapeutic platforms — customizing the choice of genetics technology (siRNA, CRISPR/Cas9, etc.) based on therapeutic application

Continuing to build in-house expertise and leverage groundbreaking industry collaborations

Alnylam: Exclusive siRNA collaboration in eye and CNS, with liver programs in MASH and additional RGC targets

In-House: Developing next-generation gene therapies combining novel payloads, viral vectors and antibodies to address difficult-to-treat diseases


Gene Therapy
siRNA
CRISPR/ Cas9
RGC
Regeneron Genetics Center
Antibody directed delivery
Viral vector (e.g. AAV)

Intellia: Exclusive CRISPR/Cas9 gene knockdown and gene insertion in the liver and *ex vivo* targets

Mammoth Biosciences: Ultracompact CRISPR gene editing systems to advance *in vivo* programs in multiple tissue and cell types

33

REGENERON

34 DB - OTO demonstrates the potential to provide hearing to deaf children (from infancy to adolescence) DB - OTO is an AAV - based dual - vector gene therapy delivered to the inner ear to enable hearing in children Behavioral pure tone audiogram – a plot of softest sounds a patient can hear in an individual ear *Arrows indicate no response at maximum level tested This slide contains investigational drug candidates that have not been approved by any regulatory authority. Gene therapy for genetic hearing loss Potentially first - in - class, one - time treatment to enable hearing in patients born with profound deafness due to biallelic OTOF mutations • Twelve patients between the ages of 10 months and 16 years have now been dosed with DB - OTO (3 bilaterally) • 10 of 11 treated patients with at least one post treatment assessment have shown a notable response, with improved hearing at various dBHL thresholds • No DB - OTO related adverse events have been recorded to date 9MWJXMTQII'-1 ;NXNY \JJP &QQ3TS 7JXUTSXJX 7JXUTSXJXFSI3TS 7JXUTSXJX 7 1 1 574+4:3) 8*;*7* 24)*7 & 9* 2.1) 3472&1 9 WJFYJI :SYWJFYJI Maturing data continues to demonstrate the potential of DB - OTO as a revolutionary treatment for children with genetic hearing loss Degree of Hearing Loss

Our differentiated siRNA + antibody approach has the potential to address multiple complement-mediated diseases

Despite competitive markets, there is opportunity to improve upon the current standard of care with prolonged and complete inhibition of complement protein C5 (for multiple diseases)

siRNA (cemdisiran) lowers C5 target burden, allowing antibody (pozelimab) to more effectively block C5 function

	Program Status
Geographic Atrophy 2025 U.S. Prevalence (patients): **~1.1M** Worldwide market sales* (2025e): **~$1.0B** Estimated market sales CAGR* (2025-2030): **~34%**	• Phase 3 pivotal program initiated in 2H 2024
Myasthenia Gravis 2025 U.S. Prevalence (patients): **~90k** Worldwide market sales* (2025e): **~$5.0B** Estimated market sales CAGR* (2025-2030): **~17%**	• Study fully enrolled • Phase 3 results expected in 2H 2025
Paroxysmal Nocturnal Hemoglobinuria 2025 U.S. Prevalence (patients): **~6k** Worldwide market sales* (2025e): **~$2.0B** Estimated market sales CAGR* (2025-2030): **~12%**	• Cohort A (exploratory): Updated Phase 3 data recently reported • Cohort B (registrational): Study enrolling, data expected in 2026+

* Evaluate Pharma

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

35

REGENERON®

Primary Endpoint: % change in lactate dehydrogenase (LDH) from baseline to week 26 in PNH patients 36 Pozelimab + C emdisiran (Poze - Cemdi) enables complete, rapid, uninterrupted and durable inhibition of terminal complement Results from an exploratory cohort in the pivotal PNH trial; safety profile of poze - cemdi was generally consistent with approved C5 inhibitors LDH is a well - accepted biomarker of hemolysis – with adequate control and normalization defined as ≤1.5 and ≤1.0 times ULN, resp ectively This slide contains investigational drug candidates that have not been approved by any regulatory authority. More patients on Poze - Cemdi had improved control of LDH • 96% achieved adequate LDH control across study visits (weeks 8 - 26) on average with poze - cemdi, compared to 80% with ravulizumab ASH 2024 UPDATE • At the start of the extension study (n=19), 68% (13 of 19) of patients taking ravulizumab had LDH ≤1.5 × ULN • After switching to poze - cemdi, all but one patient (95%; n=18) achieved LDH control during the extension study • 4 of 5 patients previously uncontrolled on ravulizumab achieved adequate LDH control after switching to poze - cemdi Ravulizumab to pozelimab + cemdisiran switches Ravulizumab Q8W n=23 Pozelimab + cemdisiran Q4W n=25 Baseline 6 12 18 24 30 12 Baseline LDH/ULN 10 8 6 4 6 12 18 24 30 2 WEEKS 1xULN 1.5xULN 1xULN 1.5xULN WEEKS 1.4 1.2 1.0 0.8 0.6 MEAN ( ± SE) BL V1(WK 0) V2(WK2) V3(WK 4) V4(WK 8) V5(WK 12) V6(WK 24) V7(WK 36) 19 19 18 18 15 12 7 1 # of patients 1xULN Ratio of LDH to ULN (xULN) VISIT Pozelimab Q4W + cemdisiran Ravulizumab patients switched to pozelimab+cemdisiran combo 0.8 ULN 1.2 ULN 1.2 ULN

Regeneron genetic medicines pipeline

	Select Pre-IND Candidates	Phase 1	Phase 2	Phase 3
	CIDEB* **CIDEB siRNA** MASH **SNCA*** **SNCA (synuclein) siRNA** Parkinson's **MAPT*** **MAPT (Tau) siRNA** Neuro-degenerative diseases	**ALN-SOD*** **SOD1 siRNA** SOD1 ALS **ALN-PNP*** **PNPLA3 siRNA** NAFLD **ALN-ANG3*** **ANGPTL3 siRNA** Healthy Volunteers **ALN-HTT02*** **HTT siRNA** Huntington's Disease	**Rapirosiran*** **HSD17B13 siRNA** MASH	**Pozelimab + Cemdisiran*** **C5 Antibody + C5 siRNA** Myasthenia Gravis; Paroxysmal Nocturnal Hemoglobinuria; Geographic Atrophy
	GAA‡ **GAA CRISPR + AAV** Pompe Disease	**Factor 9‡** **F9 CRISPR + AAV** Hemophilia B		**Nexiguran ziclumeran (Nex-z, NTLA-2001) ‡** **CRISPR/Cas9** Transthyretin Amyloidosis with cardiomyopathy (ATTR-CM); Hereditary transthyretin amyloidosis with polyneuropathy (ATTRv-PN)
	GJB2/DB-103 **GJB2 AAV** *GJB2*-related Hearing Loss	**DB-OTO | OTOF AAV Dual Vector Gene Therapy** OTOF-related Hearing Loss		

Agreement with: *Alnylam; ‡Intellia.

ALN-SOD is on U.S. FDA clinical hold, enrolling ex-U.S

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

37

REGENERON

38 2025 key upcoming milestones EYLEA HD • RVO sBLA acceptance (1H) and FDA decision (2H) • Pre - filled s yringe FDA decision and launch ( mid ) • Addition of 2 - year data in wAMD and DME to FDA label (PDUFA April 20) • Addition of Q4W dosing to FDA label for all indications (2H) Dupixent / I&I • Report pivotal data for itepekimab in COPD (2H); submit BLA (2H) • Dupixent - CSU FDA decision ( PDUFA April 18 ) • Dupixent - BP sBLA acceptance (1H) and FDA decision (2H); EU submission (1H) • Initiate additional Phase 3 studies for itepekimab (1H) • Report additional data for Dupixent + BCMA in severe food allergies Internal Medicine • Report proof - of - concept data of combination of semaglutide and trevogrumab with and without garetosmab in obesity (2H) • Report proof - of - concept data for mibavademab with tirzepatide in obesity (2H) • Report Phase 3 data for garetosmab in FOP (2H) Solid Organ Oncology • Submit sBLA for Libtayo in adjuvant CSCC (1H) • Report results from Phase 3 study of fianlimab + cemiplimab vs. pembrolizumab monotherapy in 1L metastatic melanoma (2H); submit BLA pending results (2H) • Report initial Phase 2 data for fian limab + cemiplimab in 1L advanced NSCLC (1H) • Report additional data for ubamatamab (MUC16xCD3) in ovarian cancer • Report additional data across solid tumor costimulatory bispecific programs: • Nezastomig (PSMAxCD28) + cemiplimab in mCRPC • EGFRxCD28 + cemiplimab -- dose expansion cohorts • MUC16xCD28 + ubamatamab in ovarian cancer Hematology • Resubmit BLA for odronextamab in R/R follicular lymphoma (Q1); FDA decision (2H) • Resubmit BLA for linvoseltamab in R/R multiple myeloma ; FDA decision (mid) • Initiate Phase 3 program for Factor XI antibodies across multiple indications Genetic Medicines • Report additional data for DB - OTO (mid) • Report pivotal Phase 3 data for pozelimab +cemdisiran in gMG (2H) This slide contains investigational drug candidates that have not been approved by any regulatory authority. x

Q&A 39 Leonard S. Schleifer, MD, PhD Co - Founder, Board Co - Chair, President & Chief Executive Officer George D. Yancopoulos, MD, PhD Co - Founder, Board Co - Chair, President & Chief Scientific Officer

40 Three responsibility focus areas reflect our “doing well by doing good” ethos OUR MISSION Use the power of science to repeatedly bring new medicines to people with serious diseases 2 Foster a culture of integrity and excellence 1 Improve the lives of people with serious diseases 3 Build sustainable communities • Pipeline innovation • Access to medicine and fair pricing • Patient advocacy • Product quality and safety • Diverse, healthy and engaged workforce • Ethics and integrity • Responsible supply chain • STEM education – sponsorship of top science competitions: – Regeneron Science Talent Search – Regeneron International Science and Engineering Fair • Environmental sustainability All trademarks included are the property of their respective owners

Abbreviations and Definitions

Abbreviation	Definition
1L	First line
AAV	Adeno-associated virus
ALS	Amyotrophic lateral sclerosis
aPTT	Activated Partial Thromboplastin Time
BCC	Basal cell carcinoma
BCMA	B-cell maturation antigen
BLA	Biologics license application
BP	Bullous pemphigoid
CAR-T	Chimeric antigen receptor T-cell
CI	Confidence Interval
CNS	Central nervous system
COPD	Chronic obstructive pulmonary disease
CR	Complete response
CRC	Colorectal Cancer
CRS	Cytokine release syndrome
CRSwNP	Chronic sinusitis with nasal polyposis
CSCC	Cutaneous squamous cell carcinoma
CSU	Chronic spontaneous urticaria
dB HL	Decibel hearing loss
DFS	Disease-Free Survival
DLBCL	Diffuse large B-cell lymphoma
DLT	Dose-limiting toxicity
DME	Diabetic macular edema
DOAC	Direct oral anticoagulants

Abbreviation	Definition
DR	Diabetic retinopathy
DXA	Dual-energy X-ray absorptiometry
ECOG	Eastern Cooperative Oncology Group
EGFR	Epidermal growth factor receptor
FIH	First in human
FL	Follicular lymphoma
FLIPI	Follicular Lymphoma International Prognostic Index
GA	Geographic atrophy
GAA	Alpha glucosidase
GELF	Groupe d'Etude des Lymphomes Folliculaires
GI	Gastrointestinal
GIP	Gastric inhibitory polypeptide
GLP-1	Glucagon-like peptide 1
gMG	Generalized myasthenia gravis
GOF	Gain of function
HCC	Hepatocellular carcinoma
HCP	Healthcare Provider
HNSCC	Head and neck squamous cell carcinoma
HPV	Human Papillomavirus
HR	Hazard Ratio
HTT	Huntingtin
ICANS	Immune effector cell-associated neurotoxicity syndrome
IgE	Immunoglobulin-E
IND	Initial new drug application

Abbreviation	Definition
KM	Kaplan-Meier curve
LAG-3	Lymphocyte-activation gene 3
LDH	Lactate dehydrogenase
LEPR	Leptin receptor
LMWH	Low molecular weight heparin
LOF	Loss of function
MAPT	Microtubule-associated protein tau
MASH	Metabolic Dysfunction-Associated Steatohepatitis
mCRPC	Metastatic castration-resistant prostate cancer
MGUS	Monoclonal gammopathy of unknown significance
MM	Multiple myeloma
mOS	Median overall survival
mPFS	Median progression-free survival
MUC16	Mucin 16
NAFLD	Non-alcoholic fatty liver disease
NE	Not Estimable
NHP	Non-human primate
NR	Not Reached
(N)SCLC	(Non-)small cell lung cancer
ORR	Overall Response Rate
PBO	Placebo
PD	Progressive disease
PD-1/PD-(L)1	Programmed cell death protein/(ligand) 1
PDUFA	Prescription Drug User Fee Act

Abbreviation	Definition
PK	Pharmacokinetic
PNH	Paroxysmal nocturnal hemoglobinuria
POC	Proof-of-concept
PR	Partial response
PSMA	Prostate-specific membrane antigen
R/R	Relapsed/Refractory
RCC	Renal cell carcinoma
RGC	Regeneron Genetics Center
RT	Radiotherapy
RVO	Retinal vein occlusion
sBLA	Supplemental biologics license application
SC	Subcutaneous
sCR	Stringent complete response
SD	Stable disease
siRNA	Small interfering RNA
SOC	Standard of care
SPAF	Stroke Prevention in Atrial Fibrillation
T2DM	Type 2 diabetes mellitus
TEAE	Treatment-emergent adverse events
TRAE	Treatment-related adverse events
ULN	Upper limit of normal
VEGF	Vascular endothelial growth factor
VTE	Venous thromboembolism
wAMD	Wet age-related macular degeneration

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